UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 15, 2018

 Virtus Investment Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10994	26-3962811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Pearl Street, 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 248-7971
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Amendment No. 1 to Credit Agreement

On February 15, 2018 (the “Effective Date”) the Company entered into Amendment No. 1 to Credit Agreement (the “Amendment”) with Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), and the lenders party thereto (including, without limitation, the Amendment No. 1 Additional Term Lenders (as defined in the Amendment)), to the Credit Agreement, dated as of June 1, 2017, (the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment is hereinafter referred to as the “Credit Agreement”) by and among the Company, the Administrative Agent and the lenders from time to time a party thereto.

Pursuant to the Amendment and the Credit Agreement, the Amendment No. 1 Additional Term Lenders have provided commitments for $105 million of additional term loans (“Additional Term Loan Commitments”), with such Additional Term Loan Commitments to be available through an agreed upon date. The obligation of the Amendment No. 1 Additional Term Lenders to fund the Additional Term Loan Commitments is subject to, among other customary conditions, the substantially concurrent consummation of the Company’s previously announced agreement to acquire (i) 70% of the outstanding limited partnership interests of Sustainable Growth Advisers, LP (“SGA”) and (ii) 100% of the outstanding membership interests of SGIA, LLC, the general partner of SGA (the “Transaction”).

The Amendment reduces the applicable margin for all amounts outstanding under the Credit Agreement, commencing as of the Effective Date, from 3.75% to 2.50%, in the case of LIBOR-based loans, and from 2.75% to 1.50% in the case of alternate base rate loans, in each case subject to a 25 basis point reduction based on the secured net leverage ratio (as defined in the Credit Agreement) of the Company as of the last day of the preceding fiscal quarter being not greater than 1.00 to 1.00 as of the last day of the preceding fiscal quarter, as reflected in certain financial reports required under the Credit Agreement. The Additional Term Loan Commitments are subject to a delayed draw fee accruing for the period (i) from the date which is 31 days after the Effective Date to the date which is 60 days after the Effective Date, at 1.25% per annum and (ii) thereafter, at 2.50% per annum until the earlier of the funding or termination of the Additional Term Loan Commitments, in each case, calculated in respect of the aggregate amount of the Additional Term Commitments during such period.

The Amendment also deletes a maximum Total Net Leverage Ratio financial maintenance covenant as applied to term loans under the Credit Agreement. The Credit Agreement includes, for the benefit of revolving lenders, a financial maintenance covenant that the Company will not permit the Total Net Leverage Ratio to exceed 2.50:1.00 as of the last day of any fiscal quarter; provided that this covenant will apply only if on such day the aggregate principal amount of outstanding revolving loans and letters of credit exceeds 30% of the aggregate revolving commitments as of such day.

The foregoing description of the Amendment and the Credit Agreement, as amended thereby, does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Amendment and Credit Agreement (which is attached to the Amendment as Exhibit A thereto), which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 1 to Credit Agreement

Cautionary Statements Regarding Forward-Looking Statements

This document contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about our Company and the markets in which we operate, are not guarantees of future results or performance and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All of our forward-looking statements contained in this Current Report on Form 8-K are as of the date of this Report only.

We can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially. We do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Report, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this Report, such statements or disclosures will be deemed to modify or supersede such statements in this Report.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2016 Annual Report on Form 10-K as well as the following risks and uncertainties resulting from: (a) any reduction in our assets under management; (b) the withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to our reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) inability to satisfy financial covenants and payments related to our indebtedness; (f) the inability to attract and retain key personnel; (g) challenges from the competition we face in our business; (h) adverse regulatory and legal developments; (i) unfavorable changes in tax laws or limitations; (j) adverse developments related to unaffiliated subadvisers; (k) negative implications of changes in key distribution relationships; (l) interruptions in or failure to provide critical technological service by us or third parties; (m) volatility associated with our common and preferred stock; (n) adverse civil litigation and government investigations or proceedings; (o) the risk of loss on our investments; (p) the inability to make quarterly common and preferred stock distributions; (q) the lack of sufficient capital on satisfactory terms; (r) losses or costs not covered by insurance; (u) the risk that our goodwill or intangible assets could become impaired; (v) the inability to achieve expected acquisition-related financial benefits and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to in our 2016 Annual Report on Form 10-K or our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity. You are urged to carefully consider all such factors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Date: February 21, 2018	By:	/s/ Michael A. Angerthal
	Name:	Michael A. Angerthal
	Title:	Executive Vice President and Chief Financial Officer